Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events
25	Subsequent Events

On March 3, 2014, the Company declared a cash dividend of $0.5 per ordinary shares. The cash dividends are payable to shareholders of record as of March 14, 2014.

On March 3, 2014, the Company approved to increase the size of its 2013 Program from $200 million to $300 million. The 2013 Program is also extended to remain effective till March 31, 2015. For details, please refer to Note 13.

On March 22, 2014, the Company, through its Hong Kong subsidiary, repaid a two-year term loan in an aggregate principal amount of $50,000 entered into in March 2012.

On March 25, 2014, the Company, through its PRC subsidiary, acquired 51% equity interest in Shanghai Long Island Biotec. Co., Ltd. (“Long Island”), which engaged in thrombotic and hemostatic reagent business in the PRC, at a consideration of $11,484 (equivalent to RMB70,650) in cash, of which $6,559 (equivalent to RMB40,047) is placed under an escrow account in January 2014 and is classified as a restricted cash as of January 31, 2014. The Company expects to leverage Long Island’s expertise in manufacturing and selling of reagents in growing its business. The purchase price is subject to adjustments depending upon completion of fiscal year 2013 statutory financial statements audit.

On April 2, 2014, the Company, through its Hong Kong subsidiary, repaid a half-year term loan in an aggregate principal amount of $160,000 entered into in October 2013.